UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2021

Commission File Number 001-38103

JANUS HENDERSON GROUP PLC

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands (State or other jurisdiction of incorporation or organization)	98-1376360 (I.R.S. Employer Identification No.)
201 Bishopsgate London, United Kingdom (Address of principal executive offices)	EC2M3AE (Zip Code)

+44 (0) 20 7818 1818

(Registrant’s telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.50 Per Share Par Value	JHG	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02Termination of a Material Definitive Agreement.

On February 4, 2021, Janus Henderson Group plc (“JHG”) and Dai-ichi Life Holdings, Inc. (“Dai-ichi”) entered into a Termination and Amendment Agreement (the “Termination Agreement”), which terminated the Amended and Restated Investment and Strategic Cooperation Agreement dated October 3, 2016, between JHG and Dai-ichi (the “Investment Agreement”) and amended certain surviving provisions of the Investment Agreement.

Pursuant to the terms of the Investment Agreement, certain rights and obligations of the parties, including certain “standstill” provisions, share transfer restrictions, confidentiality obligations and registration rights, survive the termination of the Investment Agreement. Certain of such surviving provisions with respect to the share transfer restrictions were amended by the Termination Agreement to increase the limit on the number of JHG shares that Dai-ichi may sell on a single day from 10% to 20% of the average daily trading volume of JHG shares during a period of thirty trading days immediately preceding the date of such sale (but such limit would not apply to sales in connection with an underwritten public offering).

All of the other rights and obligations of JHG and Dai-ichi under the Investment Agreement were terminated in accordance with the Termination Agreement as of February 4, 2021.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Termination Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 2.02Results of Operations and Financial Condition.

On February 4, 2021, JHG issued a press release reporting its financial results for the fourth quarter and full-year 2020. Copies of that press release and the earnings presentation are being furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report.

The information contained in this Item 2.02 and the accompanying Exhibit 99.1 and Exhibit 99.2 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission, whether or not filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of the general incorporation language in such document.

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the termination of the Investment Agreement, Tatsusaburo Yamamoto, a director of JHG designated by Dai-ichi in accordance with the Investment Agreement, voluntarily resigned from the Board of Directors of JHG (the “Board”) and all committees of the Board of which he is a member, effective as of February 4, 2021.

Item 7.01Results of Operations and Financial Condition.

On February 4, 2021, JHG issued a press release reporting its financial results for the fourth quarter and full-year 2020. A copy of the related press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

The press release also provides an update on JHG’s amended relationship with Dai-ichi. As at December 31, 2020, we managed US$10.4 billion for Dai-ichi, its subsidiaries and affiliates. As of December 31, 2020, our assets under management were US$221 billion in North America, US$124 billion in EMEA and Latin America and US$57 billion in Asia Pacific.

The information set forth under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01Other Events.

Although JHG and Dai-ichi have terminated the Investment Agreement, they have entered into a new Strategic Cooperation Agreement (the “New Agreement”) which includes many provisions similar to those in the Investment Agreement, absent the capital commitment, and reflects the evolution of the companies’ strategic relationship.

Pursuant to the New Agreement, Dai-ichi will cooperate with JHG in good faith and use commercially reasonable efforts to ensure that any sales by Dai-ichi of the JHG shares owned by Dai-ichi be conducted in an orderly manner. Dai-ichi will also consider in good faith to maintain investments of at least US$2.0 billion (with such amount determined without giving effect to changes in market value or investment performance) in JHG’s investment products for three years. The parties will continue to cooperate on the development of new investment products and cooperate in good faith and use commercially reasonable efforts to distribute each other’s investment products through their respective distribution channels.

In addition, JHG and Dai-ichi have agreed to expand their existing program to exchange expertise and human resources to include a senior executive from Dai-ichi to help lead JHG’s efforts in Japan. The companies will also continue to collaborate on new product development and distribution.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished herewith.

Exhibit Number	Description
10.1	Termination and Amendment Agreement, dated as of February 4, 2021, by and between Janus Henderson Group plc and Dai-ichi Life Holdings, Inc.
99.1	Janus Henderson Group plc press release reporting its financial results for the fourth quarter and full-year 2020.
99.2	Janus Henderson Group plc fourth quarter and full-year 2020 earnings presentation.
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Janus Henderson Group plc

Date: February 4, 2021	By:	/s/ Roger Thompson
Roger Thompson
Chief Financial Officer

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